DELAWARE GROUP CASH RESERVE

Delaware Cash Reserve Fund
(the "Fund")

Supplement to the Fund's prospectuses dated May 28, 2004

CLASS A and CONSULTANT CLASS
The following information replaces the section entitled What are the Fund's fee and expenses? under the heading Profile: Delaware Cash Reserve Fund on page 4 of the prospectus:
What are the Fund's fees and expenses?	CLASS	A	Consultant
Sales charges are paid directly from your investment.	Maximum sales charge (load) imposed on purchases as a percentage of offering price	none	none
	Maximum sales charge (load) imposed on reinvested dividends	none	none
	Redemption fees	none	none
	Exchange fees[1]	none	none
Annual fund operating expenses are deducted from the Fund's assets.	Management fees	0.45%	0.45%
	Distribution and service (12b-1) fees	none	0.30%[2]
	Other expenses	0.25%	0.25%
	Total operating expenses[3]	0.70%	1.00%
	Fee waivers and payments	0.00%	(0.05%)
	Net expenses	0.70%	0.95%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[4] This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

	CLASS	A	Consultant
	1 year	$72	$97
	3 years	$224	$313
	5 years	$390	$548
	10 years	$871	$1,220

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2 Consultant Class shares are subject to a 12b-1 fee of no greater than 0.30% of average daily net assets. The Fund's distributor has contracted to waive a portion of that 12b-1 fee through at least May 31, 2005 or until otherwise determined in order to prevent total 12b-1 plan expenses from exceeding 0.25% of average daily net assets.

3 The investment manager has voluntarily agreed to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance costs and 12b-1 fees) from exceeding 0.65% of average daily net assets until such time as the waiver is revoked. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.

Fund operating expenses including voluntary expense cap in effect until such waiver is revoked.	CLASS	A	Consultant
	Management fees	0.40%	0.40%
	Distribution and service (12b-1) fees	none	0.25%
	Other expenses	0.25%	0.25%
	Total operating expenses	0.65%	0.90%

4 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show and does not reflect the manager's and distributor's expense caps.

CLASS B and CLASS C
The following information replaces the section entitled What are the Fund's fee and expenses? under the heading Profile: Delaware Cash Reserve Fund on page 4 of the prospectus:
What are the Fund's fees and expenses?	CLASS			B	C
Sales charges are paid directly from your investment.	Maximum sales charge (load) imposed on purchases as a percentage of offering price			none	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower			4.00%[1]	1.00%[2]
	Maximum sales charge (load) imposed on reinvested dividends			none	none
	Redemption fees			none	none
Annual fund operating expenses are deducted from the Fund's assets.	Management fees			0.45%	0.45%
	Distribution and service (12b-1) fees[3]			1.00%	1.00%
	Other expenses			0.25%	0.25%
	Total operating expenses[4]			1.70%	1.70%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[5] This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

	CLASS[6]	B	B (if redeemed)	C	C (if redeemed)
	1 year	$173	$573	$173	$273
	3 years	$536	$811	$536	$536
	5 years	$923	$1,148	$923	$923
	10 years	$1,823	$1,823	$2,009	$2,009

1 If you redeem Class B Shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

2 Class C Shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

3 Class B and Class C Shares are subject to a 12b-1 fee of 1.00% of average daily net assets. The Fund's distributor has voluntarily agreed to limit the Class B and Class C Shares' 12b-1 fee to no more than 0.50% of average daily net assets until such time as the waiver is revoked.

4 The investment manager has voluntarily agreed to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance costs and 12b-1 fees) from exceeding 0.65% of average daily net assets until such time as the waiver is revoked. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.

Fund operating expenses including voluntary expense cap in effect until such waiver is revoked.	CLASS	B	C
	Management fees	0.40%	0.40%
	Distribution and service (12b-1) fees	0.50%	0.50%
	Other expenses	0.25%	0.25%
	Total operating expenses	1.15%	1.15%

5 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show and does not reflect the manager's and distributor's voluntary expense caps.

6 The Class B example reflects the conversion of Class B Shares to Consultant Class Shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Consultant Class.

This Supplement is dated October 6, 2004.